Exhibit 10.2

SECURITY AGREEMENT

By

POWERWAVE TECHNOLOGIES, INC.,

as Borrower

and

THE GUARANTORS PARTY HERETO FROM TIME TO TIME

and

P-WAVE HOLDINGS, LLC,

as the Agent

Dated as of September 11, 2012

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

EXHIBIT 1	Form of SECURITIES PLEDGE AMENDMENT
EXHIBIT 2	Form of JOINDER AGREEMENT
EXHIBIT 3	Form of COPYRIGHT SECURITY AGREEMENT
EXHIBIT 4	Form of PATENT SECURITY AGREEMENT
EXHIBIT 5	Form of TRADEMARK SECURITY AGREEMENT
EXHIBIT 6	Form of BAILEE LETTER

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SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of September 11, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by Powerwave Technologies, Inc., a Delaware corporation (the “Borrower”), and the Guarantors from to time to time party hereto, if any (the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of P-WAVE HOLDINGS, LLC, in its capacity as the agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”).

R E C I T A L S :

A. The Borrower, the Guarantors, the Agent and the lenders listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement (whether under a bank facility, securities offering or otherwise) or one or more successor or replacement facilities whether or not with a different group of agents or lenders (whether under a bank facility, securities offering or otherwise) and whether or not with different obligors upon the Agent’s acknowledgment of the termination of the predecessor Credit Agreement).

B. Each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations (as hereinafter defined).

C. The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D. This Agreement is given by each Pledgor in favor of the Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

F. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1 Definitions.

(a) Capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b) Terms used but not otherwise defined herein or in the UCC that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c) The following terms shall have the following meanings:

“Account Debtor” shall mean each Person who is obligated on a Receivable or Supporting Obligation related thereto.

“Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Bailee Letter” shall be an agreement in form substantially similar to Exhibit 6 hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Agent establishing the Agent’s Control with respect to any Commodity Account.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9106 of the UCC.

“Control Agreements” shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Account Control Agreement” shall mean a control agreement in a form reasonably satisfactory to the Agent establishing the Agent’s Control with respect to any Deposit Account.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Accounts” shall mean (a) the Borrower’s Deposit Accounts in existence as of the Closing Date with Deutsche Bank for so long as such Deposit Accounts contain no more than the amount of Restricted Cash cash collateralizing any letters of credit set forth under the heading “Letters of Credit” on Schedule 3.19 to the Credit Agreement as of the Closing Date and any Deposit Accounts collateralizing letters of credit permitted pursuant to clause (j) of the definition of “Permitted Indebtedness” under the Credit Agreement (but only for so long as such amounts cash collateralize such letters of credit and such amount to be not in excess of 105% of the face amount of such letters of credit for letters of credit issued in the United States and 115% of the face amount of such letters of credit issued outside of the United States), (b) the Borrower’s Deposit Account with Bank of America account XXX454 (for so long as the amounts on deposit therein are required by Bank of America to cash collateralize Borrower’s obligations in respect of Bank of America’s treasury services for the Borrower and not in excess of any such amounts as of the Closing Date), (c) the Borrower’s Deposit Account with Wells Fargo Bank account XXXXX6393 (for so long as the amounts on deposit therein are required by Wells Fargo Bank to cash collateralize Borrower’s obligations in respect of a Wells Fargo Bank-issued credit card and in any event such amounts to not exceed $75,000), and (d) the Borrower’s Deposit Accounts with banks outside of the United States.

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or any Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or IP License with respect to any Trademark in which such Pledgor has any interest, (ii) all Proprietary Information, name plates, catalogs, proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Government Contract” shall have the meaning assigned to such term in Section 3.4(h).

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC.

“IP Rights” shall mean, collectively, the Patents, Trademarks, Copyrights, IP Licenses and Goodwill.

“IP Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intercompany Notes” shall mean, with respect to each Pledgor, the “Intercompany Note” described in the Credit Agreement and any written intercompany notes hereafter acquired by such Pledgor, and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.

“Material IP Rights” shall mean any IP Rights that is material (i) to the use and operation of the Pledged Collateral or Mortgaged Property or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.

“Mortgaged Property” shall mean any fee or leasehold interests in real estate with respect to which Borrower or any of its Subsidiaries has provided a mortgage in favor of the Agent.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.2 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 7 to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Pledgor Business” means the business of each Pledgor as conducted as of the Closing Date and business reasonably related thereto.

“Proprietary Information” shall mean know-how, trade secrets, customer and supplier lists, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, and business and marketing plans.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Secured Parties” shall mean the Agent and the Lenders under the Credit Agreement.

“Securities Account Control Agreement” shall mean a control agreement in a form reasonably satisfactory to the Agent establishing the Agent’s Control with respect to any Securities Account.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of California; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2 Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.02 thereof) shall be applicable to this Agreement.

SECTION 1.3 Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Agent) shall not be employed in the interpretation hereof.

SECTION 1.4 Perfection Certificate. The Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1 Security for Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) and any successor provision thereof), of all Obligations with respect to any Pledgor (the “Secured Obligations”).

SECTION 2.2 Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all IP Rights;

(viii)	the Commercial Tort Claims described on Schedule 14 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)	to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not attach to, and the term “Pledged Collateral” shall not include (i) any intent-to-use trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. Section 1051(c) or 15 U.S.C. Section 1051(d), respectively, solely to the extent, if any, and solely during the period, if any, in which, the grant by a Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein, (ii) the Equity Interests of any Inactive Subsidiary for so long as such Subsidiary remains an Inactive Subsidiary, (iii) the Equity Interests of Powerwave Cognition, Inc. or (iv) any voting stock of any Subsidiary which is a CFC in excess of 66% of the total voting power of all outstanding voting stock of such Subsidiary if a pledge of voting stock in excess of such amount would result in material adverse tax consequences to the Borrower (provided, however, that (x) Pledged Collateral shall include 100% of the Equity Interests not constituting outstanding voting stock of any such CFC and (y) for the avoidance of doubt, Powerwave Overseas Holdings Ltd. is not a CFC); provided that notwithstanding the foregoing, in no event shall any Proceeds, substitutions or replacements of any Pledged Collateral or any of the excluded assets in clause (i) through (iv) above be excluded from the definition of Pledged Collateral.

SECTION 2.3 Filings. (a) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time during the term of this Security Agreement to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Division 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the

Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Agent promptly upon request by the Agent.

(b) Each Pledgor hereby ratifies its authorization for the Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.

(c) Each Pledgor hereby further authorizes the Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1 Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected first priority security interest therein; provided however that, notwithstanding the foregoing, it is understood and agreed that the following certificated Securities Collateral has not been delivered to the Agent: the Pledged Securities held by such Pledgor in any Inactive Subsidiary and the Pledged Securities held by such Pledgor in Powerwave Cognition, Inc., Powerwave Technologies Research and Development India Pvt Ltd, Powerwave Technologies India Pvt. Ltd, Remec Manufacturing Philippines, Powerwave Holdings Philippines, Inc., Microwave Ventures, Inc. and Powerwave Finland Oy. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within ten days after receipt thereof by such Pledgor or such later date to which the Agent, in its sole discretion, may agree) be delivered to and held by or on behalf of the Agent pursuant hereto. All certificated Securities Collateral required to be delivered hereunder shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2 Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that (i) the Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof and (ii) all Equity Interests in any limited liability company or limited partnership pledged by it hereunder that are in existence on the date hereof are “securities” governed by the uniform commercial code of an applicable jurisdiction. If after the date hereof any interest in any limited liability company or limited partnership pledged hereunder becomes represented by a certificate, the applicable Pledgor agrees to deliver such certificate to the Agent in accordance with Section 3.1 hereof. Each Pledgor hereby agrees that if any of the Equity Interests (other than those Equity Interests in any limited liability company or limited partnership that are not “securities” governed by the uniform commercial code of an applicable jurisdiction) pledged by it hereunder are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, upon the reasonable request of the Agent, cause the issuer thereof to either (i) register the Agent as the registered owner thereof on the books and records of such issuer or (ii) execute an agreement in form and substance reasonably satisfactory to the Agent, pursuant to which such issuer agrees to comply with the Agent’s instructions with respect to such Equity Interests without further consent by such Pledgor.

SECTION 3.3 Financing Statements and Other Filings., Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Agent in respect of the Pledged Collateral have been delivered to the Agent in completed and, to the extent necessary or appropriate, duly executed form for filing (including in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate). Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens.

SECTION 3.4 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 8 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 8 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall hereafter be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within ten days after receipt thereof or such later date to which the Agent, in its sole discretion, may agree) endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

(b) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 9 to the Perfection Certificate. The Agent has a first priority security interest in each such Deposit Account of any Pledgor (other than Excluded Accounts, in each case for so long as the security interest in such Deposit Accounts are not perfected by Control), which security interest is perfected by Control. No Pledgor shall hereafter establish and maintain any Deposit Account (other than the Excluded Accounts in existence as of the Closing Date) with any Bank unless, prior to depositing funds in such Deposit Account, such Bank and such Pledgor shall have duly executed and delivered to the Agent a Deposit Account Control Agreement with respect to such Deposit Account. No Pledgor shall grant Control of any Deposit Account to any person other than the Agent. Each Pledgor shall not open, and shall ensure that none of its Subsidiaries open, any new Deposit Account without the written consent of the Agent. If the amounts in the Excluded Accounts at any time exceed the amounts permitted to be in the Excluded Accounts pursuant to the definition thereof at any time, Borrower shall immediately notify the Agent and shall ensure that such excess amounts are promptly transferred into a Deposit Account subject to the Agent’s Control.

(c) Securities Accounts and Commodity Accounts. (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 15 to the Perfection Certificate. The Agent has a first priority security interest in each such Securities Account and Commodity Account (other than Excluded Accounts), which security interest is perfected by Control, other than the Jefferies, Imperial Capital and Wells Fargo Securities (account number XXXX5142) Securities Accounts noted on Schedule 15 to the Perfection Certificate. The Borrower hereby agrees to terminate the Jefferies and Imperial Capital Securities Accounts noted on such schedule within 10 Business Days after the Closing Date, and if such Securities Accounts are not terminated by such time, Borrower shall cause to be executed Securities Account Control Agreements in favor of the Agent within 30 days of the Closing Date. The Borrower hereby represents and warrants that there are no funds or other assets in the Wells Fargo Securities (account number XXXX5142) Securities Account as of the Closing Date and that no funds or other assets shall be put into such Securities Account unless the Borrower enters into a Securities Account Control Agreement with Wells Fargo Securities and the Agent, which the Borrower agrees to use commercially reasonable efforts to do within 10 Business Days of the Closing Date. Furthermore, no Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless, prior to crediting any Investment Property in such Securities Account or Commodities Account, such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Agent and immediately deposit any and all cash and Investment Property received by it into a Deposit Account or Securities Account subject to Agent’s Control. No Pledgor shall grant Control over any Investment Property to any person other than the Agent. Each Pledgor shall not open, and shall ensure that none of its Subsidiaries open, any new Securities Account or Commodity Account without the written consent of the Agent.

(ii) As between the Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person.

(d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) in excess of $25,000, individually, other than such Electronic Chattel Paper and transferable records listed in Schedule 8 to the Perfection Certificate. If any amount payable in excess of $25,000, individually, under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Agent thereof and shall take such action as the Agent may reasonably request to vest in the Agent control of such Electronic Chattel Paper under Section 9105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

(e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Agent thereof and such Pledgor shall, at the request of the Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Agent to become the transferee beneficiary of such Letter of Credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims in an amount reasonably estimated to exceed $25,000 individually, other than those listed in Schedule 14 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire any Commercial Tort Claim, such Pledgor shall immediately notify the Agent in writing signed by such Pledgor of the brief details thereof and grant to the Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

(g) Collateral Access Agreements/Bailee Letters. If any Pledgor shall maintain in excess of $25,000 of Equipment or Inventory at any location in the United

States, it shall use its commercially reasonable efforts to obtain as soon as practicable, a Bailee Letter and/or Collateral Access Agreement, in form and substance reasonably satisfactory to the Agent, and deliver same to Agent promptly; provided, that (i) for so long as the amount of Equipment and Inventory at the Borrower’s 1350 Eye St. NW, Washington, DC leased property is less than $50,000, Borrower shall not be required to use its commercially reasonable efforts to obtain a Collateral Access Agreement in respect of such property and (ii) Borrower shall not be required to use its commercially reasonable efforts to obtain a Collateral Access Agreement in respect of its property at 1421 S. Beltline Road, Coppell, Texas if, after October 31, 2012, Borrower maintains less than $25,000 of Inventory and Equipment at such location.

(h) United States Government Contracts. Each Pledgor represents and warrants that Schedule 10 to the Perfection Certificate contains a full and complete list of all contracts or agreements on which the obligor is a Governmental Authority and the amount owing or to be owed by the Governmental Authority thereunder is $25,000 individually (or $100,000 for all such contracts) (each of the foregoing a “Government Contract”). With respect to each Government Contract subject to the Federal Assignment of Claims Act, 31 U.S.C. 3727 or the Federal Assignment of Contracts Act, 41 U.S.C. 15 (such acts, collectively, the “Assignment of Claims Act”), each Pledgor covenants and agrees that it shall (i) not take any steps to comply with the requirements of such act relating to the validity of the security interest of any person other than the Agent in such Government Contracts including, without limitation, the giving of notice to the Governmental Authority of the security interest of such person therein and (ii) take any actions as may be requested by the Agent with respect to the Agent’s security interest in such Governmental Contract, including without limitation compliance with the Assignment of Claims Act. Each Pledgor agrees that it shall notify Agent if it or any of its Subsidiaries enters into a Government Contract if the value of such contract is in excess of $100,000. Pledgor hereby covenants that all proceeds of any Government Contract entered into by it or any of its Subsidiaries shall only be deposited into a Deposit Account over which the Agent has Control.

(i) Motor Vehicles. Upon the request of the Agent, each Pledgor shall deliver to the Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Agent listed as lienholder therein.

(j) Equipment and Inventory. As of the Closing Date, Section 2 of the Perfection Certificate contains a full and complete list of all locations of Equipment and Inventory in the Pledged Collateral and are the only locations where such Pledged Collateral are kept. Pledgor shall ensure that no Equipment or Inventory currently in the United States is moved outside of the United States or to a different location inside the United States that is not subject to a Collateral Access Agreement or Bailee Letter other than in connection with a disposition meeting the qualifications of a Permitted Disposition pursuant to clause (a), (c) or (j) thereof.

SECTION 3.5 Joinder of Additional Guarantors. No new Subsidiary of any Pledgor, direct or indirect, shall be created, nor shall any Inactive Subsidiary cease to be an

Inactive Subsidiary, unless (a) the Borrower has given the Agent not less than 10 Business Days’ prior written notice of the same and (b) the Borrower shall have taken, prior to the creation of such Subsidiary or an Inactive Subsidiary ceasing to be an Inactive Subsidiary, such actions as the Agent may reasonably request. If any such Subsidiary is required to pledge its assets hereunder by the Agent, the Borrower shall cause each Subsidiary to execute and deliver to the Agent (i) a Joinder Agreement substantially in the form of Exhibit 2 hereto and (ii) a Perfection Certificate, in each case, immediately (or such later date to which the Agent, in its sole discretion, may agree) and, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6 Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Agent may in its judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Agent hereunder, to carry into effect the purposes hereof or to confirm the validity, enforceability and priority of the Agent’s security interest in the Pledged Collateral or permit the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Agent from time to time upon reasonable request by the Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1 Title. Except for the security interest granted to the Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens of others. In addition, no consensual Liens exist on the Securities Collateral, other than Permitted Liens.

SECTION 4.2 Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) (i) when the financing statements and other filings in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate and (ii) upon the taking of possession or control by the Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Agent to the extent possession or control by the Agent is required hereunder or under any other Loan Document), a perfected security interest in all the Pledged Collateral to the extent such security interest may be perfected under the UCC by the filing of an appropriate financing statement in the jurisdiction of organization of a Pledgor and the taking of possession or control (excluding Collateral as to which the provision of possession or control is not required hereunder or under any other Loan Document), in each case subject to no Liens other than Permitted Liens. The Pledgor shall keep the Pledged Collateral free of all other Liens except for Permitted Liens.

SECTION 4.3 Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Agent or any other Secured Party other than Permitted Liens.

SECTION 4.4 Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien. No Pledgor shall execute or authorize to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.

SECTION 4.5 Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and, other than Equity Interests in any limited liability company or partnership, fully paid and non-

assessable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.

SECTION 4.6 Consents, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Pledgor of the Liens purported to be created in favor of the Agent hereunder or (ii) the exercise by the Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings or other actions necessary for the perfection of the Pledged Collateral (including those contemplated by Schedule 6 to the Perfection Certificate) and (B) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offer and sale of securities. In the event that the Agent, in compliance with the terms of this Agreement, desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor (including, without limitation, with respect to the transfer of any permits or other authorizations to conduct the business of the Pledgors), then, upon the reasonable request of the Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.7 Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors required to be disclosed by the Perfection Certificate.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1 Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Agent and immediately deliver to the Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 1 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2 Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing and thereafter so long as the Borrower has not received written notice from the Agent stating its intention to exercise its rights and remedies under this Section 5.2:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within thirty days after receipt thereof or such later date to which the Agent, in its sole discretion, may agree) delivered to the Agent in accordance with the terms hereof as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) So long as no Event of Default shall have occurred and be continuing, the Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default and receipt by the Borrower of written notice from the Agent stating its intention to exercise its rights and remedies under this Section 5.2:

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights. If no Event of Default is then continuing and upon receipt by the Agent of written notice by the Borrower of same, all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately revert to such Pledgor.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions. If no Event of Default is then continuing and upon receipt by the Agent of written notice by the Borrower of same, all rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately revert to such Pledgor.

(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent may reasonably request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3 Defaults, etc. Each Pledgor hereby represents and warrants that as of the date hereof (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, (ii) to such Pledgor’s knowledge, no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and (iii) there are no certificates, instruments, documents or other writings (other than (x) the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Agent and (y) the Pledged Securities held by such Pledgor in any Inactive Subsidiary and (z) the Pledged Securities held by such Pledgor in Powerwave Cognition, Inc., Powerwave Technologies Research and Development India Pvt Ltd, Powerwave Technologies India Pvt. Ltd, Remec Manufacturing Philippines, Powerwave Holdings Philippines, Inc., Microwave Ventures, Inc. and Powerwave Finland Oy) which evidence any Pledged Securities of such Pledgor.

SECTION 5.4 Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1 Grant of IP License. For the purpose of enabling the Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Agent, a perpetual, irrevocable, transferable, non-exclusive, royalty-free, fully paid-up, worldwide license to perform, use, reproduce, sell (directly or indirectly), display, import, market (through multiple tiers), modify, prepare derivative works of and otherwise exploit any of the IP Rights now owned or hereafter acquired by such Pledgor, wherever the same may be located, and to license or sublicense its rights in any of the foregoing. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2 Protection of Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material IP Rights, such Pledgor’s right to register such Material IP Rights or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material IP Rights as presently used and operated, (iii) not permit to lapse or become abandoned any Material IP Rights, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material IP Rights, in either case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material IP Rights or the rights and remedies of the Agent in relation thereto including a levy or threat of levy or any legal process against any Material IP Rights, (v) except as otherwise permitted under the Credit Agreement, not license any IP Rights other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any IP Rights or the Lien on and security interest in the IP Rights created therein hereby, without the consent of the Agent, (vi) diligently keep adequate records respecting all Material IP Rights and (vii) furnish to the Agent from time to time upon the Agent’s request therefor, promptly, reasonably detailed statements and amended schedules further identifying and describing the IP Rights and such other materials evidencing or reports pertaining to any IP Rights as the Agent may from time to time reasonably request.

SECTION 6.3 After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional IP Rights or (ii) become entitled to the benefit of any additional IP Rights or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any IP Rights, or any improvement on any IP Rights, or if any intent-to use trademark application is no longer subject to clause (i) of the last paragraph of Section 2.2 hereof, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute IP Rights as if such would have constituted IP Rights at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Promptly following (and in no event later than five Business Days) obtaining such rights and filing an application for registration with the United States Patent and Trademark Office or the United States Copyright Office (or after the intent-to-use trademark application is no longer subject to clause (i) of the last paragraph of Section 2.2 hereof), Pledgor shall attach the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of a Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as the case may be, and file such agreement with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be.

SECTION 6.4 Litigation. Each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the IP Rights and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the IP Rights. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right but shall in no way be obligated to file applications for protection of the IP Rights and/or bring suit in the name of any Pledgor, the Agent or the Secured Parties to enforce the IP Rights and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6.4 in accordance with Section 9.05 of the Credit Agreement.

SECTION 6.5 Title. Each Pledgor (i) owns and has independently developed or (ii) has the valid right or license to use, possess, develop, sell, license, copy, distribute, market, advertise and/or dispose of all Pledgor IP Rights. Such Pledgor IP Rights are sufficient for such conduct of each Pledgor Business. As used in this Agreement, “Pledgor-Owned IP Rights” means Pledgor IP Rights that are owned or exclusively licensed to each Pledgor; and “Pledgor-Licensed IP Rights” means Pledgor IP Rights that are not Pledgor-Owned IP Rights.

SECTION 6.6 No Conflict; etc. Neither the execution, delivery and performance of this Agreement or the Credit Agreement nor the other transactions contemplated by this Agreement and/or by the Credit Agreement shall, in accordance with their terms: (i) constitute a breach of or default under any IP Licenses (ii) cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any Pledgor IP Right; or (iii) materially impair the right of each Pledgor or as applicable, Agent to use, possess, sell or license any Pledgor IP Right or portion thereof. Other than as permitted under the Credit Agreement, there are no royalties, honoraria, fees or other payments payable by each Pledgor to any third person

(other than salaries payable to employees and independent contractors not contingent on or related to use of their work product) as a result of the ownership, use, possession, license-in, sale, marketing, advertising or disposition of any Pledgor IP Rights by each Pledgor to the extent necessary for the conduct of each Pledgor Business and none shall become payable as a result of the consummation of the transactions contemplated by this Agreement.

SECTION 6.7 No Violation. To each Pledgor’s knowledge, neither the use, development, manufacture, marketing, license, sale, furnishing or intended use of any product or service currently licensed, utilized, sold, provided or furnished by each Pledgor or currently under development by each Pledgor violates any license or contract, agreement, arrangement, commitment or undertaking between each Pledgor and any third party or infringes or misappropriates any IP right of any other party; and, except as may be otherwise set forth in Schedule 3.07(b) to the Credit Agreement as of the Closing Date, there is no pending or, to each Pledgor’s knowledge, threatened claim or litigation contesting the validity, ownership or right of each Pledgor to exercise any Pledgor IP Right, nor to each Pledgor’s knowledge, is there any legitimate basis for any such claim, nor has each Pledgor received, except for an opposition filed by Teko Telecom with respect to European Patent Application No. 97926327.4, any notice asserting that any Pledgor IP Right or the proposed use, sale, license or disposition thereof conflicts or shall conflict with the rights of any other party, nor, to each Pledgor’s knowledge, is there any legitimate basis for any such assertion.

SECTION 6.8 Employee Matters. To each Pledgor’s knowledge, no current or former employee, consultant or independent contractor of each Pledgor: (i) is in material violation of any term or covenant of any employment contract, patent disclosure agreement, invention assignment agreement, nondisclosure agreement, noncompetition agreement or any other contract, agreement, arrangement, commitment or undertaking with any other party by virtue of such employee’s, consultant’s or independent contractor’s being employed by, or performing services for, each Pledgor or using trade secrets or proprietary information of others without permission; or (ii) has developed any technology, software or other copyrightable, patentable or otherwise proprietary work for each Pledgor that is subject to any agreement under which such employee, consultant or independent contractor has assigned or otherwise granted to any third party any rights (including IP Rights) in or to such technology, software or other copyrightable, patentable or otherwise proprietary work. The employment of any employee of each Pledgor or the use by each Pledgor of the services of any consultant or independent contractor does not subject each Pledgor to any liability to any third party for improperly soliciting such employee, consultant or independent contractor to work for each Pledgor, whether such liability is based on contractual or other legal obligations to such third party.

SECTION 6.9 Protect and Preserve IP Rights. Each Pledgor has taken all reasonably necessary and appropriate steps to protect, preserve and maintain the secrecy and confidentiality of each Pledgor IP Rights and to preserve and maintain each Pledgor’s interests and proprietary rights in each Pledgor IP Rights. All current and former officers, employees and consultants of each Pledgor having access to material Proprietary Information of each Pledgor, its customers or business partners and having material contributions to inventions owned by each Pledgor have executed and delivered to each Pledgor an agreement regarding the protection of such Proprietary Information and the assignment of inventions to each Pledgor (in the case of proprietary information of each Pledgor’s customers and business partners, to the extent required by such customers and business partners); and copies of all such agreements have been made available to Agent’s legal counsel. Each Pledgor has secured valid written assignments from each Pledgor’s current and former consultants, contractors and employees who were involved in, or who materially contributed to, the creation or development of any Pledgor-Owned IP Rights, of the rights to such contributions that may be owned by such persons or that such Pledgor does not already own by operation of law. No current or former employee, officer, director, consultant or independent contractor of each Pledgor has any right, license, claim or interest whatsoever in or with respect to any Pledgor IP Rights.

SECTION 6.10 IP Rights. Schedule 13A and Schedule 13B to the Perfection Certificate contains a true and complete list of (i) all worldwide registrations made by or on behalf of each Pledgor of any Patents, Copyrights, Trademarks, (ii) all applications, registrations, filings and other formal written governmental actions made or taken pursuant to applicable laws by each Pledgor to secure, perfect or protect its interest in such Pledgor IP Rights, and (iii) all IP Licenses. All registered Patents, Trademarks, and Copyrights held by each Pledgor are valid, enforceable and subsisting, and such Pledgor is the record owner thereof.

SECTION 6.11 Pledgor Manufacturing Information. No Pledgor nor any other party acting on its behalf has disclosed or delivered to any party, or permitted the disclosure or delivery to any escrow agent or other party of, any Pledgor Manufacturing Information (as defined below). No event has occurred, and, to each Pledgor’s knowledge, no circumstance or condition exists, that (with or without notice or lapse of time, or both) shall, or would reasonably be expected to, result in the disclosure or delivery by each Pledgor or any other party acting on its behalf to any party of any Pledgor Manufacturing Information. As used in this Section 6.11, “Pledgor Manufacturing Information” means, collectively, any software source code, designs and manufacturing instructions or information or any material portion or aspect thereof, or any material proprietary information or algorithm contained in or relating to the foregoing, of any Pledgor-Owned IP Rights or any other product or service marketed or currently proposed to be marketed by each Pledgor that would enable the beneificary thereof to manufacture or create the Pledgor’s products or services.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1 Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with such Pledgor’s ordinary course of business, provided that such records shall contain records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Agent’s security interest therein without the consent of any Pledgor. Each Pledgor shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

SECTION 7.2 Mark Chattel Paper and Instruments. Pledgor shall mark conspicuously, in form and manner reasonably satisfactory to the Agent, all Chattel Paper and Instruments (other than any delivered to the Agent as provided herein) with an appropriate reference to the fact that the Agent has a security interest therein to the extent requested by the Agent.

SECTION 7.3 Modification of Terms, etc. No Pledgor shall (i) rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with such Pledgor’s business practice, or extend or renew any such obligations except in the ordinary course of business consistent with such Pledgor’s ordinary course of business or (ii) compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with such Pledgor’s business practice without the prior written consent of the Agent. Each Pledgor shall perform in all material respects all of its obligations with respect to the Receivables.

SECTION 7.4 Collection. Without in any way limiting the requirement to deliver Notification Letters under the Credit Agreement and the Borrower’s obligation to use commercially reasonable efforts to obtain acknowledgements thereof under the Credit Agreement, at any time following the occurrence and during the continuation of an Event of Default, the Agent may: (i) at any time notify, or require any Pledgor to notify, any Account Debtor of the Agent’s security interest in the Receivables and any Supporting Obligation, (ii) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Pledgor thereunder directly to the Agent; (iii) notify, or require any Pledgor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Agent; and (iv) enforce, at the expense of such Pledgor, collection of any such Receivables and adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Pledgor might have done. If the Agent notifies any Pledgor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Pledgor shall be forthwith (and in any event within one Business Day) deposited by such Pledgor in the exact form received, duly indorsed by such Pledgor to the Agent if required, in an account maintained under the sole dominion and control of the Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Pledgor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Agent hereunder and shall be segregated from other funds of such Pledgor and such Pledgor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

ARTICLE VIII

TRANSFERS; PERMITTED DISPOSITIONS

SECTION 8.1 Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Credit Agreement.

SECTION 8.2 Permitted Dispositions. If any Pledged Collateral is sold in a disposition that meets the qualifications of a Permitted Disposition pursuant to clause (a), (c) or (j) thereof, then unless sold to the Borrower or a Subsidiary of the Borrower, such Pledged Collateral shall be sold free and clear of the Liens created hereunder.

ARTICLE IX

REMEDIES

SECTION 9.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may peaceably enter upon and remain present at any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Agent and shall promptly (but in no event later than five (5) Business Days after receipt thereof) pay such amounts to the Agent;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Agent at any place or places so designated by the Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Agent and therewith delivered to the Agent, (B) in the event such place or places designated by the Agent are the premises or facilities of such Pledgor, store and keep any Pledged Collateral so delivered to the Agent at such place or places pending further action by the Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. For the avoidance of doubt, if the proceeds of any sale or other disposition of Pledged Collateral are insufficient to pay all of the Secured Obligations, the Pledgors shall remain liable for any deficiency.

For the avoidance of doubt, each of the Pledgors party hereto and each of the Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable law, that the Agent shall have the right to “credit bid” any or all of the Secured Obligations in connection with any sale or foreclosure proceeding in respect of the Pledged Collateral, including without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code.

SECTION 9.2 Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3 Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Agent’s taking possession or the Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, except to the extent any such damages arise out of the gross negligence or willful misconduct of the Agent as determined by a final non-appealable judgment of a court of competent jurisdiction, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Agent as determined by a final non-appealable judgment of a court of competent jurisdiction. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4 Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Agent shall have no obligation to engage in public sales. Furthermore, each Pledgor agrees that, upon the request of the Agent, it shall use commercially reasonable efforts to promptly obtain all consents, make all filings and take all other actions as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 9.4 valid and binding and in compliance with all applicable Requirements of Law.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) If the Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Agent all such information as the Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect, and such other information as may be reasonably requested by the Agent to effectuate such sales.

SECTION 9.5 No Waiver; Cumulative Remedies.

(a) No failure on the part of the Agent to exercise, no course of dealing with respect to, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available. For the avoidance of doubt, the Agent shall be permitted (but not obligated) to exercise any of the remedies hereunder and under the other Loan Documents as it deems appropriate under the circumstances and to the extent permitted by law (it being understood and agreed that the Agent may, to the extent permitted by applicable law, exercise remedies with respect to some, but not all, of the Pledged Collateral, as it deems appropriate).

(b) In the event that the Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Pledgors, the Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6 Certain Additional Actions Regarding IP. If any Event of Default shall have occurred and be continuing, upon the written demand of the Agent, each Pledgor shall execute and deliver to the Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1 Application of Proceeds. The proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Agent of its remedies shall be applied, together with any other sums then held by the Agent, as follows:

(a) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith and all other amounts for which the Agent is entitled (including without limitation in respect of indemnification or reimbursement) pursuant to the provisions of any Loan Document, until paid in full;

(b) Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization including compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith and all amounts for which the Secured Parties are entitled to indemnification pursuant to the provisions of any Loan Document, until paid in full;

(c) Third, without duplication of the amounts applied pursuant to clauses (a) and (b) above, to the indefeasible payment in full in cash of interest and other amounts constituting Obligations (other than principal), in accordance with the respective amounts then due and owing;

(d) Fourth, to the indefeasible payment in full in cash, pro rata, of the principal amount of the Obligations and any premium thereon; and

(e) Fifth, the balance, if any, to the person lawfully entitled thereto (including the Borrower) or as a court of competent jurisdiction may direct.

In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (e) of this Section 10.1, the Borrower and each other Pledgor, if any, shall remain liable, jointly and severally, for any deficiency.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1 Concerning Agent.

(a) The Agent has been appointed as Agent pursuant to the Credit Agreement. The actions of the Agent hereunder are subject to the provisions of the Credit Agreement. The Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall only be liable for the gross negligence or willful misconduct (in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction) of any such agents or attorneys-in-fact selected. The Agent may resign and a successor Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent.

(b) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(c) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) If any item of Pledged Collateral also constitutes collateral granted to the Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Agent, in its sole discretion, shall select which provision or provisions shall control.

(e) Each Secured Party (other than Agent), by its acceptance of the benefits hereof; agrees that it shall have no right individually to realize upon any of the Pledged Collateral, it being understood and agreed by such Secured Party that all rights and remedies hereunder and under the other Loan Documents may be exercised solely by the Agent for the benefit of the Secured Parties in accordance herewith and the Credit Agreement.

SECTION 11.2 Agent May Perform; Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion, of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Agent shall be paid by the Pledgors in accordance with the provisions of Section 9.05 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Loan Documents which the Agent may reasonably deem necessary or advisable to accomplish the purposes hereof (but the Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action); provided, however, that such power of attorney may not be exercised unless an Event of Default has occurred and is continuing. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4 Termination; Release. When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan have ceased, expired or been terminated, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release, any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, or any release of any Guarantor or Pledgor pursuant to the terms of the Credit Agreement or other Loan Documents, the Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Agent except as to the fact that the Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released, or the released Pledgor (in the case of a release) as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral or the release of such Pledgor, as the case may be.

SECTION 11.5 Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with Section 9.01 of the Credit Agreement. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6 Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7 Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.11 and 9.12 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8 Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9 Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 11.10 Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11 No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

SECTION 11.12 No Claims Against Agent. Nothing contained in this Agreement shall constitute any consent or request by the Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13 No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan

Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 11.14 Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

“PLEDGOR”

POWERWAVE TECHNOLOGIES, INC.

By:	/s/ Kevin T. Michaels
Name: Kevin T. Michaels
Title: Chief Financial Officer

Security Agreement signature page

“AGENT”

P-WAVE HOLDINGS, LLC

By:	/s/ Steven G. Eisner
Name: Steven G. Eisner
Title: Vice President

Security Agreement signature page

EXHIBIT 1

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [            ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of September 11, 2012, made by POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto and P-WAVE HOLDINGS, LLC, as Agent (in such capacity and together with any successors in such capacity, the “Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ],

as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

P-WAVE HOLDINGS, LLC, as Agent

By:
Name:
Title:

EXHIBIT 2

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

P-WAVE HOLDINGS, LLC

10877 Wilshire Boulevard, 18th Floor

Los Angeles, CA 90024-4373

Attention: Michael Nutting

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of September 11, 2012, made by POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto and P-WAVE HOLDINGS, LLC, as Agent (in such capacity and together with any successors in such capacity, the “Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [            ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees, to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it in the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Perfection

Certificate and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Perfection Certificate or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

P-WAVE HOLDINGS, LLC, as Agent

By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 3

[Form of]

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [            ], by [            ] and [            ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of P-WAVE HOLDINGS, LLC, in its capacity as agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement of dated as of September 11, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

Now, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

P-WAVE HOLDINGS, LLC, as Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND REGISTERED COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	REGISTRATION NUMBER	TITLE

EXHIBIT 4

[Form of]

PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [            ], by [            ] and [            ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of P-WAVE HOLDINGS, LLC, in its capacity as agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of September 11, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

P-WAVE HOLDINGS, LLC, as Agent

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND REGISTERED PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

EXHIBIT 5

[Form of]

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [            , by [            ] and [            ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of P-WAVE HOLDINGS, LLC, in its capacity as Agent pursuant to the Credit Agreement (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of September 11, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

P-WAVE HOLDINGS, LLC, as Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND REGISTERED TRADEMARK

APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

EXHIBIT 6

FORM OF BAILEE LETTER

(Exh 9) -1-